Exhibit 10.1

EXECUTION VERSION

December 16, 2022

Whitestone REIT Operating Partnership, L.P.

Whitestone REIT

2600 South Gessner Road, Suite 500

Houston, Texas 77063

Re:	Amendment No. 1 to Note Purchase and Guaranty Agreement

Ladies and Gentlemen:

Reference is made to the Note Purchase and Guaranty Agreement, dated as of March 22, 2019 among Whitestone REIT Operating Partnership, L.P., a Delaware limited partnership (the “Company”), Whitestone REIT, a Maryland real estate investment trust (“Whitestone REIT”) and the other Guarantors from time to time party thereto (such Guarantors, the Company and Whitestone REIT collectively the “Transaction Parties”), on the one hand and the Purchasers named in the Purchaser Schedule attached thereto, on the other hand (the “Note Agreement”). Capitalized terms used herein that are not otherwise defined herein shall have the meaning specified in the Note Agreement.

The Transaction Parties have requested that the holders of Notes make certain modifications to the Note Agreement, as more particularly described below. Subject to the terms and conditions hereof, Prudential and the Required Holder(s) are willing to agree to such request. Accordingly, and in accordance with the provisions of Section 17 of the Note Agreement, and in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1    [Reserved].

SECTION 2.   Amendments to the Note Agreement. From and after the Effective Date, the Note Agreement is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~ ) and to add the double-underlined text (indicated textually in the same manner as the following example: double underlined text) as set forth in the pages of the Note Agreement attached as Exhibit B hereto.

SECTION 3.   Representations and Warranties. Each Transaction Party represents and warrants that (a) the execution and delivery of this letter agreement has been duly authorized by all requisite corporate action on behalf of such Transaction Party, this letter agreement has been duly executed and delivered by an authorized officer of such Transaction Party, and the Transaction Parties have each obtained all authorizations, consents, and approvals necessary for the execution, delivery and performance by the Transaction Parties of this letter agreement and such authorizations, consents and approvals are in full force and effect, (b) each representation and warranty set forth in Section 5 of the Note Agreement and the other Note Documents is true and correct in all material respects as of the date of execution and delivery of this letter agreement by the Transaction Parties with the same effect as if made on such date (except to the extent such representations and warranties expressly refer to an earlier date, in which case they were true and correct as of such earlier date), and (c) after giving effect to this letter agreement, no Event of Default or Default exists.

SECTION 4.   Effectiveness. The amendments described in Section 2 above shall become effective on the date (the “Effective Date”) when each of the following conditions has been satisfied:

4.1       Documents. Each holder of a Note (or counsel to the holders of the Notes) shall have received:

(i)	original counterparts of this letter agreement executed by the Company, Whitestone REIT, the Guarantors and the Required Holder(s);

(ii)	an executed copy of the Third Amended and Restated Credit Agreement;

(iii)

a copy of the Additional Guarantor Supplement dated as of the Effective Date, but to be effective as of September 16, 2022 (the “New Guarantor Effective Date”), executed by Whitestone Anderson Arbor LLC, Whitestone Lakeside Market LLC, Whitestone Anthem Marketplace Development Land LLC, Whitestone Spoerlein Commons I LLC, Whitestone Las Colinas Village LLC, Whitestone Terravita Marketplace, LLC and Whitestone 1702 S. Val Vista LLC (the “New Guarantors”);

(iv)

a certificate signed by an authorized responsible officer of each New Guarantor containing representations and warranties on behalf of such New Guarantor to the same effect as those contained in Section 5 of the Note Agreement;

(v)

documents evidencing the due organization, continuing existence and, where applicable, good standing of each New Guarantor and the due authorization by all requisite action on the part of such New Guarantor of the execution and delivery of the Additional Guarantor Supplement and the performance by such New Guarantor of its obligations under the Note Agreement; and

(vi)	an opinion of counsel reasonably satisfactory to the Required Holders covering such matters relating to each New Guarantor, the Additional Guarantor Supplement and the Note Agreement.

4.2      Representations. All representations set forth in Section 3 of this letter agreement shall be true and correct as of the Effective Date, except for such representations and warranties that speak of an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date.

4.3      Proceedings. All corporate and other proceedings taken or to be taken in connection with the transactions contemplated by this letter agreement shall be satisfactory to the Required Holder(s), and the Required Holder(s) shall have received all such counterpart originals or certified or other copies of such documents as they may reasonably request.

4.4      Fees and Expenses. The Company shall have paid the reasonable fees, charges and disbursements of ArentFox Schiff LLP, special counsel to the holders of Notes in connection with this letter agreement.

SECTION 5.   Reference to and Effect on Note Agreement and Notes; Ratification of Note Documents. Upon the effectiveness of the amendments described in Section 2 of this letter agreement, each reference to the Note Agreement in any other document, instrument or agreement shall mean and be a reference to the Note Agreement, as modified by this letter agreement. Except as specifically set forth in Section 2 hereof, the Note Agreement, the Notes in existence as of the Effective Date and each other Note Document shall remain in full force and effect and are hereby ratified and confirmed in all respects. Except as specifically stated in this letter agreement, the execution, delivery and effectiveness of this letter agreement shall not (a) amend the Note Agreement, any Note or any other Note Document, (b) operate as a waiver of any right, power or remedy of any holder of the Notes, or (c) constitute a waiver of, or consent to any departure from, any provision of the Note Agreement, any Note or any other Note Document at any time. The execution, delivery and effectiveness of this letter agreement shall not be construed as a course of dealing or other implication that any holder of the Notes has agreed to or is prepared to grant any consents or agree to any amendment to the Note Agreement in the future, whether or not under similar circumstances.

SECTION 6.  Release. Each of the Transaction Parties hereby absolutely and unconditionally releases and forever discharges each Purchaser, and any and all participants, parent corporations, subsidiary corporations, affiliated corporations, insurers, indemnitors, successors and assigns thereof, together with all of the present and former directors, officers, agents and employees of any of the foregoing, from any and all claims, counterclaims, demands or causes of action of any kind, nature or description, whether arising in law or equity or upon contract or tort or under any state or federal law or otherwise, which such Transaction Party has had, now has or has made claim to have against any such person for or by reason of any act, omission, matter or cause arising from the Note Agreement or any other Note Document on or prior to the date of this letter, whether such claims, counterclaims, demands or causes of action are matured or unmatured or known or unknown.

SECTION 7.  Expenses. The Transaction Parties hereby confirm their obligations under the Note Agreement, whether or not the transactions hereby contemplated are consummated, to pay, promptly after request by any holder of the Notes, all reasonable out-of-pocket costs and expenses, including attorneys’ fees and expenses, incurred by any holder of the Notes in connection with this letter agreement or the transactions contemplated hereby, in enforcing any rights under this letter agreement, or in responding to any subpoena or other legal process or informal investigative demand issued in connection with this letter agreement or the transactions contemplated hereby, in each case in accordance with the Note Agreement. The obligations of the Transaction Parties under this Section 7 shall survive transfer by any holder of any Note and payment of any Note.

SECTION 8.  Reaffirmation. Each Transaction Party hereby consents to the foregoing modifications to the Note Agreement and hereby ratifies and reaffirms all of their payment and performance obligations, contingent or otherwise, under each Note Document to which it is a party after giving effect to such modifications. Each Transaction Party hereby acknowledges that, notwithstanding the foregoing modifications, that the Note Agreement remains in full force and effect and is hereby ratified and confirmed, in all respects, in each case, as may be amended by this letter agreement. The execution of this letter agreement shall not operate as a novation, waiver of any right, power or remedy of any holder of any Note, nor constitute a waiver of any provision of any of the Note Documents.

SECTION 9.  Governing Law. THIS LETTER AGREEMENT SHALL BE DEEMED A CONTRACT UNDER AND SUBJECT TO, AND SHALL BE CONSTRUED FOR ALL PURPOSES AND IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ANY CONFLICTS OF LAWS PRINCIPLES THEREOF THAT WOULD CALL FOR THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION.

SECTION 10.  Counterparts; Section Titles. This letter agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this letter agreement by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart of this letter agreement.

SECTION 11.  Letter Agreement as Note Document. This letter agreement shall constitute a Note Document under the Note Agreement, and, accordingly, it shall be an Event of Default under the Note Agreement if the Transaction Parties fail to perform or comply with any covenant or agreement contained herein or any representation or warranty made or reaffirmed herein proves to be materially inaccurate. Any provision of any Note Document which applies to Note Documents generally shall apply to this letter agreement.

Very truly yours,

PHYSICIANS MUTUAL INSURANCE COMPANY

By:	PGIM Private Placement Investors, L.P.
(as Investment Advisor)

By:	PGIM Private Placement Investors, Inc.
(as its General Partner)

By:	/s/ Jason Hartman
Vice President

PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION

By:	PGIM, Inc., as investment manager

By:	/s/ Jason Hartman
Vice President

PRUDENTIAL ARIZONA REINSURANCE UNIVERSAL COMPANY

By:	PGIM, Inc., as investment manager

By:	/s/ Jason Hartman
Vice President

PRUDENTIAL TERM REINSURANCE COMPANY

By:	PGIM, Inc., as investment manager

By:	/s/ Jason Hartman
Vice President

Signature Page to Amendment No. 1 to Note Purchase and Guaranty Agreement

THE GIBRALTAR LIFE INSURANCE CO., LTD.

By:	PGIM Japan Co., Ltd., as Investment Manager

By:	PGIM, Inc., as Sub-Adviser

By:	/s/ Jason Hartman
Vice President

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

By:	PGIM, Inc., as Investment Manager

By:	/s/ Jason Hartman
Vice President

THE PRUDENTIAL LIFE INSURANCE COMPANY, LTD.

By:	PGIM Japan Co., Ltd., as Investment Manager

By:	PGIM, Inc., as Sub-Adviser

By:	/s/ Jason Hartman
Vice President

UNITED OF OMAHA LIFE INSURANCE COMPANY

By:	PGIM Private Placement Investors, L.P.
(as Investment Advisor)

By:	PGIM Private Placement Investors, Inc.
(as its General Partner)

By:	/s/ Jason Hartman
Vice President

Signature Page to Amendment No. 1 to Note Purchase and Guaranty Agreement

GIBRALTAR UNIVERSAL LIFE REINSURANCE COMPANY

By:	PGIM, Inc., as investment manager

By:	/s/ Jason Hartman
Vice President

THE INDEPENDENT ORDER OF FORESTERS

By:	PGIM Private Placement Investors, L.P.
(as Investment Advisor)

By:	PGIM Private Placement Investors, Inc.
(as its General Partner)

By:	/s/ Jason Hartman
Vice President

Signature Page to Amendment No. 1 to Note Purchase and Guaranty Agreement

The foregoing letter agreement is

Hereby accepted as of the

Date first above written:

Whitestone REIT Operating Partnership, L.P.,

a Delaware limited partnership

By:	Whitestone REIT
Its:	General Partner

By:	/s/ John S. Hogan
Name:	John Scott Hogan
Title:	Chief Financial Officer

Whitestone REIT, a Maryland real estate investment trust

By:	/s/ John S. Hogan
Name:	John Scott Hogan
Title:	Chief Financial Officer

Signature Page to Amendment No. 1 to Note Purchase and Guaranty Agreement

Whitestone REIT Operating Partnership III LP,

a Texas limited partnership

By: Whitestone REIT Operating Partnership III GP LLC

Its: General Partner

By: Whitestone REIT Operating Partnership, L.P.

Its: Sole Member

By: Whitestone REIT

Its: General Partner

By: /s/ John S. Hogan

Name: John S. Hogan

Title: Chief Financial Officer

WHITESTONE ANDERSON ARBOR  LLC

WHITESTONE LAKESIDE MARKET LLC

By: SRI Real Estate Capital Partners LLC, a Delaware limited liability company

Its: Sole Member

By: Whitestone REIT Operating Partnership, L.P., a Delaware limited partnership

Its: Sole Member

By: Whitestone REIT, a Maryland real estate investment trust

Its: General Partner

By: /s/ John S. Hogan

Name: John S. Hogan

Title: Chief Financial Officer

WHITESTONE AHWATUKEE PLAZA, LLC

WHITESTONE CENTERS LLC

WHITESTONE CITY VIEW LLC

WHITESTONE DAVENPORT VILLAGE LLC

WHITESTONE ELDORADO PLAZA LLC

WHITESTONE FOUNTAIN HILLS LLC

WHITESTONE FOUNTAIN SQUARE, LLC

WHITESTONE GILBERT TUSCANY VILLAGE CORNER LLC

WHITESTONE HERITAGE TRACE PLAZA 1 LLC

WHITESTONE HERITAGE TRACE PLAZA 2 LLC

WHITESTONE KELLER PLACE LLC

WHITESTONE LA MIRADA, LLC

WHITESTONE MARKET STREET AT DC RANCH, LLC

WHITESTONE MERCADO, LLC

WHITESTONE PARADISE PLAZA, LLC

WHITESTONE PARKSIDE VILLAGE NORTH LLC

WHITESTONE PARKSIDE VILLAGE SOUTH LLC

WHITESTONE PIMA NORTE LLC

WHITESTONE PINNACLE OF SCOTTSDALE – PHASE II, LLC

WHITESTONE PROMENADE, LLC

WHITESTONE QUINLAN CROSSING LLC

WHITESTONE REIT OPERATING COMPANY IV LLC

WHITESTONE SEVILLE, LLC

WHITESTONE SHOPS AT PINNACLE, LLC

WHITESTONE SHOPS AT STARWOOD – PHASE III, LLC

WHITESTONE STRAND LLC

WHITESTONE SUNNYSLOPE VILLAGE, LLC

WHITESTONE TOWNE CENTER, LLC

WHITESTONE VILLAGE SQUARE AT DANA PARK LLC

WHITESTONE WILLIAMS TRACE PLAZA LLC

WHITESTONE WILLIAMS TRACE SHOPS LLC

WHITESTONE WOODLAKE PLAZA, LLC

WHITESTONE ANTHEM MARKETPLACE DEVELOPMENT LAND LLC

WHITESTONE SPOERLEIN COMMONS I LLC

WHITESTONE LAS COLINAS VILLAGE LLC

WHITESTONE TERRAVITA MARKETPLACE, LLC

WHITESTONE 1702 S. VAL VISTA LLC

By: Whitestone REIT Operating Partnership, L.P., a Delaware limited partnership

Its: Sole Member

By: Whitestone REIT, a Maryland real estate investment trust

Its: General Partner

By: /s/ John S. Hogan

Name: John S. Hogan

Title: Chief Financial Officer